Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Production) (Detail) - Pemex Industrial Transformation - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price	$ 59.37	$ 56.60	$ 52.96
Average gas price	4.98	4.66	5.21
Average condensates price	$ 64.95	$ 65.50	$ 61.09
After-tax discount rate	9.31%	6.89%	6.23%
Pre-tax discount rate	14.27%	10.68%	9.72%